Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND

FOURTH AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

AND

INCREMENTAL FACILITY AMENDMENT

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND FOURTH AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT AND INCREMENTAL FACILITY AMENDMENT (Incremental Euro Tranche Increase and Incremental Euro Term Facility), dated as of July 23, 2021 (this “Amendment”), is among GRAPHIC PACKAGING INTERNATIONAL, LLC, a Delaware limited liability company (the “Company”), certain Subsidiaries of the Company party hereto as Designated Borrowers (together with the Company, the “Borrowers” and, each a “Borrower”), GRAPHIC PACKAGING INTERNATIONAL PARTNERS, LLC, a Delaware limited liability company (“Intermediate Holding”), the Subsidiaries of the Company party hereto (the “Subsidiary Guarantors” and together with the Borrowers and Intermediate Holding, the “Loan Parties” and, each a “Loan Party”), the several banks and other financial institutions parties to this Amendment (the “Lenders” and, each a “Lender”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and acknowledged and agreed to by GRAPHIC PACKAGING HOLDING COMPANY, a Delaware corporation (“Holding”).

Recitals:

A.    The Borrowers, the Lenders and the Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of April 1, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.    The Loan Parties, Holding and the Administrative Agent are parties to that certain Fourth Amended and Restated Guarantee and Collateral Agreement dated as of April 1, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”).

C.    The Company has notified the Administrative Agent that Graphic Packaging International Europe Holdings B.V., a Netherlands private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (“GPI Europe Holdings”), or an Affiliate thereof, proposes to acquire (the “AR Packaging Acquisition”) all of the outstanding equity interests of AR Packaging Group AB, a Swedish limited liability company with reg. no. 559062-9373 (the “Target”) pursuant to that certain Share Purchase Agreement dated as of May 12, 2021 (the “AR Packaging Purchase Agreement”) between GPI Europe Holdings, as buyer, Sarcina Holdings S.a.r.l., a Luxembourg private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, and the other shareholders of the Target party thereto.

D.    The Company has requested the following in connection with the AR Packaging Acquisition:

(i)     an Incremental Euro Tranche Increase in the aggregate principal amount of €25,000,000 (the “2021 Incremental Euro Tranche Increase”) pursuant to subsection 2.6 of the Credit Agreement;

(ii)    an Incremental Term Facility (the “Incremental Euro Term Facility”) to consist of Incremental Term Loans (each, an “Incremental Euro Term Loan”) in an aggregate principal amount of €210,000,000 pursuant to subsection 2.6 of the Credit Agreement; and

(iii)     various amendments to the Credit Agreement and the Guarantee and Collateral Agreement as set forth herein.

E.    Subject to the terms and conditions set forth below,

(i)    each Lender identified on the signature pages hereto as a 2021 Incremental Euro Tranche Increase Lender (each in such capacity, a “2021 Incremental Euro Tranche Increase Lender”) is willing to provide an, and/or increase its, Revolving Euro Tranche Commitment on the Incremental Euro Term Loan Funding Date (as defined in Section 2(c) below) (if such date occurs),

(ii)    each Lender identified on the signature pages hereto as an Incremental Euro Term Facility Lender (each in such capacity, a “Incremental Euro Term Facility Lender”) is willing to provide an Incremental Term Commitment with respect to the Incremental Euro Term Facility in the respective amounts set forth on Schedule I hereto (such commitments, “Incremental Euro Term Loan Commitments”), and

(iii)    the Administrative Agent and the Lenders party hereto are willing to so amend the Credit Agreement and the Guarantee and Collateral Agreement.

In furtherance of the foregoing, subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein the parties agree as follows:

Section 1.    2021 Incremental Euro Tranche Increase.

(a)    Generally. Each 2021 Incremental Euro Tranche Increase Lender hereby agrees, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, to provide the 2021 Incremental Euro Tranche Increase on and after the Incremental Euro Term Loan Funding Date (if such date occurs) in the respective amounts set forth on Schedule I hereto (the “2021 Incremental Euro Tranche Increase Commitments”) and in an aggregate principal amount for all 2021 Incremental Euro Tranche Increase Lenders of €25,000,000, such that after giving effect to the 2021 Incremental Euro Tranche Increase, the Revolving Euro Tranche Commitments of the Revolving Euro Tranche Lenders shall equal €170,000,000 on the Incremental Euro Term Loan Funding Date (if such date occurs). The 2021 Incremental Euro Tranche Increase is an “Incremental Euro Tranche Increase” made part of the Revolving Euro Tranche Facility under the Credit Agreement and shall have the same terms as the existing Revolving Euro Tranche Facility under the Credit Agreement, all in accordance with subsection 2.6 and the other applicable provisions of the Credit Agreement. The 2021 Incremental Euro Tranche Increase shall increase the aggregate principal amount of the Revolving Euro Tranche Facility on the Incremental Euro Term Loan Funding Date (if such date occurs) and be treated in all respects as part of the Revolving Euro Tranche Facility in effect prior to this Amendment. Notwithstanding the foregoing or anything else set forth herein, to the extent the Incremental Euro Term Loan Funding Date does not occur on or before the Incremental Euro Expiration Date (as defined in Section 2(c) below) (or, if earlier, the termination in full of the Incremental Euro Term Loan Facility), the obligation of the 2021 Incremental Euro Tranche Increase Lenders hereunder to provide the 2021 Incremental Euro Tranche Increase shall terminate on the Incremental Euro Expiration Date (or, if earlier, the termination in full of the Incremental Euro Term Loan Facility). Bank of America, N.A., in its capacity as Swing Line Euro Tranche Lender, hereby consents to the lenders set forth on Schedule I.

(b)    Conditions and Consents. The Company, the Borrowers, the Administrative Agent, each 2021 Incremental Euro Tranche Increase Lender, and each other party hereto consent to the provision of the 2021 Incremental Euro Tranche Increase on the terms set forth herein and waive any condition to the effectiveness of the 2021 Incremental Euro Tranche Increase that is not satisfied by satisfaction of the conditions precedent set forth herein (including any contrary notice provisions, minimum amounts, time limits and other requirements) and the application of the proceeds thereof in accordance with the terms hereof. The Company and applicable Borrowers under the Revolving Euro Tranche Facility shall prepay any Revolving Euro Tranche Loans outstanding under the Revolving Euro Tranche Facility on the Incremental Euro Term Loan Funding Date (if such date occurs) (and pay any additional amounts required pursuant to the terms of the Credit Agreement) to the extent necessary to keep the outstanding Revolving Euro Tranche Loans under the Revolving Euro Tranche Facility ratable with any revised Applicable Percentages arising from any non-ratable increase in the Revolving Euro Tranche Commitments under this Section 1.

(c)    2021 Incremental Euro Tranche Increase Ticking Fee. In consideration of each 2021 Incremental Euro Tranche Increase Lender agreeing to the 2021 Incremental Euro Tranche Increase upon the Incremental Euro Term Loan Funding Date (if such date occurs), the Company agrees to pay to the 2021 Incremental Euro Tranche Increase Lenders, a ticking fee for the period from and including the 31st day following the Amendment Effective Date through the earliest to occur of (i) the Incremental Euro Term Loan Funding Date, (ii) the Incremental Euro Expiration Date and (iii) the termination in full of the Incremental Euro Term Loan Facility (such earliest date, the “Incremental Euro Termination Date”), in an amount equal to the per annum “Incremental Euro Tranche Increase Ticking Fee” as set forth below on the amount of the outstanding 2021 Incremental Euro Tranche Increase Commitments, and such amounts shall be payable quarterly in arrears on the second Business Day of each January, April, July and October and on the Incremental Euro Termination Date.

Consolidated Total Leverage Ratio	Incremental Euro Tranche Increase Ticking Fee
Greater than or equal to 4.00 to 1.00	0.350%
Greater than or equal to 3.50 to 1.00, but less than 4.00 to 1.00	0.300%
Greater than or equal to 2.50 to 1.00, but less than 3.50 to 1.00	0.250%
Less than 2.50 to 1.00	0.200%

Section 2.     Incremental Euro Term Facility.

(a)    Incremental Euro Term Facility. Pursuant to subsection 2.6 of the Credit Agreement, the Incremental Euro Term Facility is hereby established under the Credit Agreement on the terms set forth below.

(b)    Principal Amount. The aggregate principal amount of the Incremental Euro Term Loan Commitments is €210,000,000, and the principal amount of each Incremental Euro Term Facility Lender’s Incremental Euro Term Loan Commitment is set forth on Schedule I hereto. The Company’s obligations with respect to the Incremental Euro Term Loans shall constitute Obligations under the Credit Agreement, and the Incremental Euro Term Loans will be secured, will be guaranteed and will rank pari passu in right of payment and security with the Loans outstanding under the Credit Agreement as of the date hereof.

(c)    Availability/Borrowing. The Incremental Euro Term Loan Commitments shall remain in effect during the period from the Amendment Effective Date to the earlier of (i) May 12, 2022 and (ii) the termination of the AR Packaging Purchase Agreement (such earlier date, the “Incremental Euro Expiration Date”). The Incremental Euro Term Loans shall be funded in a single drawing on a Business Day occurring on or before the Incremental Euro Expiration Date (the date on which such Incremental Euro Term Loans are funded, the “Incremental Euro Term Loan Funding Date”) upon (x) the satisfaction of the conditions precedent set forth in Section 7 hereof and (y) the delivery by the Company of written notice at least three (3) Business Days’ in advance of such drawing by providing to the Administrative Agent a duly executed borrowing notice substantially consistent (where applicable) with Exhibit G (Loan Notice) to the Credit Agreement. The obligation of the Incremental Euro Term Facility Lenders to honor such Request for Credit Extension is subject to the satisfaction or waiver of the conditions precedent set forth in Section 7 hereof. Any Incremental Euro Term Loan Commitment not funded by the Incremental Euro Expiration Date shall be terminated. Amounts borrowed under the Increment Euro Term Facility that are repaid or prepaid may not be re-borrowed. Each Incremental Euro Term Loan shall be advanced in Euros.

(d)    Maturity Date; Repayment. The maturity date for the Incremental Euro Term Loans shall be April 1, 2026 (the “Incremental Euro Term Loan Termination Date”). The “Termination Date” definition in the Credit Agreement shall be deemed amended to include reference to the Incremental Euro Term Loan Termination Date as the applicable “Termination Date” with respect to the Incremental Euro Term Loan Facility. Beginning with the fifth full fiscal quarter after the Incremental Euro Term Loan Funding Date, the Company shall repay to the Administrative Agent, for the account of the Incremental Euro Term Facility Lenders, the principal amount of the Incremental Euro Term Loans on the first Business Day of each January, April, July and October in a principal amount equal to (i) 0.625% of the original aggregate principal amount of the Incremental Euro Term Loans per fiscal quarter for the first four fiscal quarters thereafter and (ii) 1.250% of the original aggregate principal amount of the Incremental Euro Term Loans per fiscal quarter for each fiscal quarter thereafter (in each case, subject to reduction as provided in subsection 4.2 of the Credit Agreement); provided that the final principal installment of the Incremental Euro Term Loans shall be paid on the Incremental Euro Term Loan Termination Date (or such earlier date on which the Incremental Euro Terms become due and payable pursuant to subsection 9 of the Credit Agreement) and in any event shall be in an amount equal to the principal amount of all Incremental Euro Term Loans outstanding on such date.

(e)    Interest Rate. Each Incremental Euro Term Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate for Loans denominated in Euros determined for such day plus the Applicable Margin in effect for such day. The “Applicable Margin” definition in the Credit Agreement shall be deemed amended to include reference to the Incremental Euro Term Loan Pricing Grid set forth below and the “Applicable Margin for Incremental Euro Term Loan” set forth therein.

“Incremental Euro Term Loan Pricing Grid”: with respect to Incremental Euro Term Loans and the Incremental Euro Term Loan Commitment Fee Rate:

Consolidated Total Leverage Ratio	Applicable Margin for Incremental Euro Term Loan	Incremental Euro Term Loan Commitment Fee Rate
Greater than or equal to 4.00 to 1.00	1.750%	0.350%
Greater than or equal to 3.50 to 1.00, but less than 4.00 to 1.00	1.625%	0.300%
Greater than or equal to 2.50 to 1.00, but less than 3.50 to 1.00	1.375%	0.250%
Less than 2.50 to 1.00	1.125%	0.200%

Subject to subsection 4.4(c) of the Credit Agreement, each determination of the Consolidated Total Leverage Ratio pursuant to the Incremental Euro Term Loan Pricing Grid shall be made in a manner consistent with the determination thereof made on the certificate delivered pursuant to subsection 7.2(a) of the Credit Agreement. For purposes of clause (iii) of “Applicable Margin”, if such financial statements and certificate are not delivered prior to the expiration of the applicable cure period set forth in the Credit Agreement, then, effective upon such expiration, for the period from the date upon which such financial statements and certificate were required to be delivered (after the expiration of the applicable cure period) until two Business Days following the date upon which they actually are delivered, the Applicable Margin shall be 1.750% per annum in the case of Incremental Euro Term Loans and 0.350% in the case of the Incremental Euro Term Loan Commitment Fee Rate.

(f)    Default Rate. If all or a portion of (i) the principal amount of the Incremental Euro Term Loan, (ii) any interest payable thereon or (iii) any unused commitment fee or other amount payable under this Amendment or the Credit Agreement shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum determined in accordance with Section 2(e) of this Amendment as of such date plus an additional margin of 2% per annum from the date of such non-payment until such amount is paid in full (as well after as before judgment). While any Event of Default specified in subsection 9(f) of the Credit Agreement exists, the Company shall pay interest on the principal amount of all outstanding Obligations hereunder at an interest rate per annum determined in accordance with Section 2(e) of this Amendment as of such date plus an additional margin of 2% per annum to the fullest extent permitted by applicable Laws. In each case, such adjusted rate shall constitute a Default Rate under the Credit Agreement.

(g)    Interest Payment Dates. Interest on the Incremental Euro Term Loans shall be payable in arrears on the last day of each Interest Period applicable to such Incremental Euro Term Loan and the Incremental Euro Term Loan Termination Date; provided that (i) if any Interest Period for an Incremental Euro Term Loan exceeds three months, interest on the applicable Incremental Euro Term Loans shall be payable on the respective dates that fall every three months after the beginning of an Interest Period and (ii) the interest accruing pursuant to Section 2(f) of this Amendment shall be payable from time to time on demand. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

(h)    Prepayments; Funding Losses.

(i)    The Company may any time and from time to time, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a duly executed notice of loan prepayment substantially consistent (where applicable) with Exhibit L (Notice of Loan Prepayment) to the Credit Agreement, prepay the Incremental Euro Term Loans made to it, in whole or in part without premium or penalty (subject to subjection 4.10 of the Credit Agreement), provided, that such notice must be received by the Administrative Agent ) by 10:00 a.m. (London time) three (3) Business Days prior to the date fixed for such prepayment. Each such notice shall specify the date and amount of prepayment and the interest to be paid on the prepayment date with respect to such principal amount being prepaid. Upon the receipt of any such notice, the Administrative Agent shall promptly notify the Incremental Euro Term Facility Lenders thereof.

If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Notwithstanding the foregoing, the Company may rescind or postpone any notice of prepayment under this clause (h)(i) if such prepayment would have resulted from a refinancing or replacement of the Incremental Euro Term Loans, which refinancing or replacement shall not have been consummated or shall have otherwise been delayed. Partial prepayments pursuant to this clause (h) shall be in a principal amount of €1,000,000 or a whole multiple of €500,000 in excess thereof.

(ii)    In connection with any mandatory prepayment under subsection 4.2(b) of the Credit Agreement and in accordance with subsection 4.2(c) of the Credit Agreement, the Company shall ensure (whether through an additional optional prepayment or otherwise) that the Incremental Euro Term Loans are prepaid on a ratable basis with the outstanding Term A-1 Loans and the Term A-2 Loans pursuant to subsection 4.2(d) of the Credit Agreement; it being understood that the amount of the prepayment required by subsection 4.2(b) to be applied to the Incremental Euro Term Loans shall be reduced by the portion of Net Cash Proceeds required to make corresponding mandatory prepayments of any Term A-1 Loans, any Term A-2 Loans, any pari passu Incremental Term Loans and any other pari passu Indebtedness incurred pursuant to subsection 8.2(e)(i) or (e)(ii) of the Credit Agreement then outstanding that requires such corresponding mandatory prepayment; provided that any such mandatory prepayment shall be subject to subsection 4.2(g) of the Credit Agreement.

(i)    Use of Proceeds. The proceeds of the Incremental Euro Term Loans shall be used on the Incremental Euro Term Loan Funding Date by the Company to (A) finance a portion of the AR Packaging Acquisition and (B) to pay or reimburse fees, commissions and expenses in connection therewith.

(j)    Unused Commitment Fee. In consideration of the Incremental Euro Term Facility, the Company agrees to pay to the Incremental Euro Term Facility Lenders, subject to adjustment as provided in subsection 4.6(e) of the Credit Agreement, an unused commitment fee for the period from and including the 31st day following the Amendment Effective Date through the Incremental Euro Termination Date, in an amount equal to the per annum “Incremental Euro Term Loan Commitment Fee Rate” as set forth in the Incremental Euro Term Loan Pricing Grid set forth above on the daily amount of the outstanding Incremental Euro Term Loan Commitments, and such amounts shall be payable quarterly in arrears on the second Business Day of each January, April, July and October and on the Incremental Euro Termination Date. The “Commitment Fee Rate” definition in the Credit Agreement shall be deemed amended to include reference to the Incremental Euro Term Loan Commitments, the Incremental Euro Term Loan Pricing Grid set forth above and the “Incremental Euro Term Loan Commitment Fee Rate” set forth therein.

(k)    Required Incremental Euro Term Facility Lenders.

(i)    The following definition of “Required Incremental Euro Term Facility Lenders” shall be added to subsection 1.1 of the Credit Agreement.

“Required Incremental Euro Term Facility Lenders”: as of any date of determination, Incremental Euro Term Facility Lenders holding more than 50% of the total outstanding Incremental Euro Term Loan Commitments or the Incremental Euro Term Loans on such date, as applicable; provided that the portion of Incremental Euro Term Loan Commitments or Incremental Euro Term Loans held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Incremental Euro Term Facility Lenders.

(ii)    The definition of “Required Facility Lenders” in the Credit Agreement shall be amended to include the following at the end thereof “and (f) for the Incremental Euro Term Loan Facility, the Required Incremental Euro Term Facility Lenders”.

(iii)    Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to the Credit Agreement shall be restricted as set forth in the definitions of “Required Incremental Euro Term Facility Lenders”.

(iv)    No waiver and no amendment, supplement or modification of the Credit Agreement nor any other Loan Document shall reduce the percentages specified in the definition of “Required Incremental Euro Term Facility Lenders,” without the written consent of each Incremental Euro Term Facility Lender (which reduction shall not also require the vote of the Required Lenders).

(v)    Subsection 11.1(d) of the Credit Agreement is amended to add reference to “or the Required Incremental Euro Term Facility Lenders” after “Required Revolving Yen Tranche Lenders” in the 6th line thereof.

(l)    Conditions and Consents. The Company, the Borrowers, the Administrative Agent, each Incremental Euro Term Facility Lender, and each other party hereto consent to the provision of the Incremental Euro Term Facility on the terms set forth herein and waive any condition to the effectiveness of the Incremental Euro Term Facility that is not satisfied by satisfaction of the conditions precedent set forth in Section 6 hereof (including any notice provisions, minimum amounts or other time limits) and the application of the proceeds thereof in accordance with the terms hereof.

Section 3.    Amendments to Credit Agreement.

(a)    Incremental Facility Amendment. The parties hereto agree and acknowledge that for all purposes (i) this Amendment shall be considered an “Incremental Facility Amendment”, (ii) the 2021 Incremental Euro Tranche Increase provided herein shall be considered an “Incremental Euro Tranche Increase”, (iii) each 2021 Incremental Euro Tranche Increase Lender shall be considered a “Revolving Euro Tranche Lender” as of the Incremental Euro Term Loan Funding Date (if such date occurs), (iv) the borrowings to be made under the 2021 Incremental Euro Tranche Increase shall be considered “Revolving Euro Tranche Borrowings”, (v) the commitment of each 2021 Incremental Euro Tranche Increase Lender hereunder to make Revolving Euro Tranche Loans pursuant to the terms hereof shall be considered a “Revolving Euro Tranche Commitment”, (vi) each Loan made pursuant to Section 1 hereof shall be considered an “Revolving Euro Tranche Loan”, (vii) the Incremental Euro Term Facility provided herein shall be considered an “Incremental Term Facility”, (viii) each Incremental Euro Term Facility Lender shall be considered an “Incremental Term Lender”, (ix) the borrowings to be made under the Incremental Euro Term Facility shall be considered “Incremental Term Borrowings”, (x) the commitment of each Incremental Euro Term Facility Lender hereunder to make Incremental Euro Term Loans pursuant to the terms hereof shall be considered an “Incremental Term Commitment” and (xi) each Incremental Euro Term Loan made pursuant hereto shall be considered an “Incremental Term Loan”, a “Eurocurrency Loan” and a “Term Loan” in each case as such terms are defined in and used in the Credit Agreement. Furthermore, (x) the parties hereto agree and acknowledge that for all purposes, (i) the Obligations in respect of the 2021 Incremental Euro Tranche Increase and the Incremental Euro Term Loans as provided herein shall be considered “Credit Agreement Obligations” and (ii) the Incremental Euro Term Facility as provided herein shall be considered one of the “Credit Facilities”, in each case as such terms are defined in that certain Intercreditor Agreement (as defined in the Credit Agreement), and (y) the parties hereto agree and acknowledge that for all purposes the Incremental Euro Term Facility as provided herein constitutes a “Credit Facility” under and as defined in the Indentures (as defined in the Credit Agreement).

(b)    2021 Incremental Euro Tranche Increase. As of the Incremental Euro Term Loan Funding Date (if such date occurs), to the extent necessary in connection with the 2021 Incremental Euro Tranche Increase, and in accordance with subsection 2.6 thereof, the Credit Agreement is hereby deemed amended pursuant to the terms provided above to incorporate the 2021 Incremental Euro Tranche Increase as a part of the Revolving Euro Tranche Facility.

(c)    Incremental Euro Term Facility. To the extent necessary in connection with the Incremental Euro Term Facility, and in accordance with subsection 2.6 thereof, the Credit Agreement is hereby deemed amended pursuant to the terms provided above to incorporate the Incremental Euro Term Facility as an Incremental Term Facility.

(d)    Additional Amendments to Credit Agreement. In addition to the other amendments to the Credit Agreement set forth above, effective upon the Amendment Effective Date and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(i)    Section 1.1 of the Credit Agreement is hereby amended to insert the following new definition in appropriate alphabetical position therein to read as follows:

““AR Packaging Acquisition”: the acquisition by Graphic Packaging International Europe Holdings B.V., a Netherlands private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (“GPI Europe Holdings”), or an Affiliate thereof, of all of the outstanding equity interests of AR Packaging Group AB, a Swedish limited liability company with reg. no. 559062-9373 (the “Target”) pursuant to that certain Share Purchase Agreement dated as of May 12, 2021 between GPI Europe Holdings, as buyer, Sarcina Holdings S.a.r.l., a Luxembourg private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, and the other shareholders of the Target party thereto.”

(ii)    Section 8.1(a) of the Credit Agreement is hereby amended to add the following language at the end of such Section:

“; provided further that, solely in the event the AR Packaging Acquisition is consummated, for the fiscal quarter in which the AR Packaging Acquisition has been consummated through the later of (x) the fourth full fiscal quarter ending after consummation of the AR Packaging Acquisition and (y) the fiscal quarter ending December 31, 2022 (such later date, the “AR Packaging Leverage Step-Down Date”), the maximum permitted Consolidated Total Leverage Ratio for the applicable Test Period shall be 5.00 to 1.00, but in no event shall (1) such increase in the Consolidated Total Leverage Ratio after consummation of the AR Packaging Acquisition constitute an Elevated Ratio Period or (2) an Elevated Ratio Period be permitted during such increase period or the fiscal quarter ending immediately after the AR Packaging Leverage Step-Down Date.”

The amendments to the Credit Agreement are limited to the extent specifically described herein and no other terms, covenants or provisions of the Credit Agreement are intended to be affected hereby. This Amendment is not a novation of the Credit Agreement, or of any credit facility, guaranty, pledge, security interest or lien provided thereunder or in respect thereof.

Section 4.    Election and Consent. The Company hereby makes an election to treat the AR Packaging Acquisition as a Limited Conditionality Acquisition and the Administrative Agent and each of the Lenders party hereto hereby consent to such treatment of the AR Packaging Acquisition as a Limited Conditionality Acquisition, including without limitation for purposes of determining the financial ratio incurrence test or condition or the compliance with Sections 8.1 or 8.9 and the implementation of Section 2.6(e). The foregoing consent shall in no way serve to waive compliance with any other terms, covenants or provisions of the Credit Agreement or any other Loan Document, is granted for the limited purposes set forth herein and shall not be deemed to permanently modify the provisions of the Credit Agreement or any other Loan Document through course of conduct, course of dealing or otherwise.

Section 5.    Amendments to Guarantee and Collateral Agreement. The second sentence of Section 5.4(a) of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as follows:

Notwithstanding the foregoing, nothing in this Section 5.4 shall prohibit Holding, directly or indirectly from (i) acquiring businesses, assets, equity, or other property from any Person or using Capital Stock of Holding, cash or other property as consideration in a merger, purchase or any other form of business combination transaction, or incurring Indebtedness by Holding, Intermediate Holding or one of their Subsidiaries to finance an acquisition of businesses, assets, equity or other property from any Person, so long as (A) to the extent applicable, such acquired businesses, assets, equity or property are promptly contributed to the Company, (B) any such Indebtedness is assumed by the Company prior to or reasonably promptly after the consummation of such acquisition and, to the extent applicable, the contribution of such acquired businesses, assets, equity or other property to the Company and (C) any such Indebtedness could have been incurred by the Company in accordance with the terms of the Credit Agreement on the date such Indebtedness is incurred by Holding, Intermediate Holding or one of their Subsidiaries, subject to the Limited Conditionality Acquisition provisions with respect to any such acquisition designated as a Limited Conditionality Acquisition under the terms of the Credit Agreement, (ii) the negotiation, execution and delivery of documents and instruments that may, upon the consummation thereof, constitute a Change of Control or (iii) such activities as are incidental to the foregoing.

The amendments to the Guarantee and Collateral Agreement are limited to the extent specifically described herein and no other terms, covenants or provisions of the Guarantee and Collateral Agreement are intended to be affected hereby.

Section 6.    Conditions Precedent to the Amendment Effective Date. This Amendment, including the amendments, waivers and consents provided herein, the obligation of each 2021 Incremental Euro Tranche Increase Lender to provide the 2021 Incremental Euro Tranche Increase as provided herein and the obligation of each Incremental Euro Term Facility Lender to provide the Incremental Euro Term Loan Facility as provided herein, shall become effective on the first Business Day on which the following conditions are satisfied or waived (such date, the “Amendment Effective Date”):

(a)    Documents. The Administrative Agent shall have received:

(i)    counterparts of this Amendment, duly executed by the Company, each other Loan Party, the Administrative Agent, the Swing Line Euro Tranche Lender, each 2021 Incremental Euro Tranche Increase Lender, each Incremental Euro Term Facility Lender and Lenders constituting Required Lenders;

(ii)    a promissory note in form and substance as reasonably requested by any Incremental Euro Term Facility Lender executed by the Company in favor of such Incremental Euro Term Facility Lender; and

(iii)    a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of the Company, certifying that, before and after giving effect to the 2021 Incremental Euro Tranche Increase and the Incremental Euro Term Facility, (x) the Loan Parties are in compliance with the conditions set forth in subsections 6.2(a) and (b) of the Credit Agreement, it being understood that all references to “the date of such Borrowing” in such subsection 6.2 of the Credit Agreement shall be deemed to refer to the Amendment Effective Date and (y) the Company shall be in Pro Forma Compliance (assuming the 2021 Incremental Euro Tranche Increase and the Incremental Euro Term Loan Facility are each fully drawn).

(b)    Legal Opinions. The Administrative Agent shall have received the following executed legal opinions (each in form and substance reasonably satisfactory to the Administrative Agent):

(i)    the executed legal opinion of Alston & Bird LLP, special New York and English counsel to each of Intermediate Holding, the Company and the other Loan Parties;

(ii)    the executed legal opinion of Lauren S. Tashma, counsel to each of Intermediate Holding, the Company and certain other Loan Parties; and

(iii)    the executed legal opinion of Bird & Bird, LLP, special Netherlands counsel to GPI Europe Holdings.

(c)    Corporate Proceedings of the Company and each applicable Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors or comparable body of the Company, GPI Europe Holdings, and Graphic Packaging International Limited (together with GPI Europe Holdings, the “Revolving Euro Designated Borrowers”) authorizing (i) the execution, delivery and performance of this Amendment, promissory notes and the other Loan Documents to be executed by such Loan Party in connection with this Amendment, and (ii) the use of the Credit Extensions to the Company and the Revolving Euro Designated Borrowers to be provided pursuant to the 2021 Incremental Euro Tranche Increase and the Incremental Euro Term Loan Facility, in each case certified by the Secretary or an Assistant Secretary (or other individual providing similar duties) of such Borrower as of the Amendment Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified (except as any later such resolution may modify any earlier such resolution), revoked or rescinded and are in full force and effect.

(d)    Incumbency Certificates. The Administrative Agent shall have received a certificate of the Company and each Revolving Euro Designated Borrower, dated as of the Amendment Effective Date, as to the incumbency and signature of the officers of such Borrower executing this Amendment and each other Loan Document, reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of such Borrower.

(e)    Governing Documents. The Administrative Agent shall have received (i) copies of the certificate or articles of incorporation and by-laws of the Company and each Revolving Euro Designated Borrower, certified as of the Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary (or other individual providing similar duties) of such Borrower or (ii) certifications of the Secretary or an Assistant Secretary (or other individual providing similar duties) of such Loan Party as to the absence of any amendment or change to such governing documents since the Effective Date.

(f)    KYC Information. Each Lender shall have received, at least five (5) Business Days prior to the Amendment Effective Date (or such shorter time as agreed by such Lender), all documentation and other information requested by such Lender in writing at least five (5) Business Days prior to such date and required by regulatory authorities under applicable “Know Your Customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and beneficial ownership regulations.

(g)    Fees and Expenses. All applicable fees and expenses, to the extent payable on the Amendment Effective Date, shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

Without limiting the generality of the provisions of the last paragraph of subsection 10.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 6, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

Section 7.    Conditions to Funding Incremental Euro Term Loans. The obligation of the Incremental Euro Term Facility Lenders to fund the Incremental Euro Term Loans pursuant to Section 2 hereof is subject to the satisfaction of the following conditions precedent:

(a)    Representations and Warranties. Each of (a) the Specified Representations and (b) the Specified Acquisition Agreement Representations (in each case, as defined below) are true and correct in all material respects (or in all respects if otherwise already qualified by materiality or Material Adverse Effect) on and as of such date. For purposes hereof, (x) “Specified Representations” means the representations and warranties (including to the extent incorporated by reference in other Loan Documents) set forth in Section 5.2(b), Section 5.3(a), the first, third and last sentences of Section 5.4 (but solely as it relates to the execution, delivery and performance of the documents set forth in Section 6(a)(i) and Section 6(a)(ii) above (collectively, the “Amendment Documents”)), Section 5.12, Section 5.14, Section 5.15, Section 5.21(a) and (b) with respect to each Foreign Obligor (but solely as a condition to the availability of or as it relates to the execution, delivery and performance of the Amendment Documents in respect of the 2021 Incremental Euro Tranche Increase)) and Section 5.24, and (y) “Specified Acquisition Agreement Representations” means such representations and warranties made by the sellers and the Target in the AR Packaging Purchase Agreement as are material to the interests of the Administrative Agent and the Incremental Euro Term Facility Lenders, but only to the extent that GPI Europe Holdings or its Affiliates have the right to terminate its or its Affiliates’ obligations under the AR Packaging Purchase Agreement (or the right not to consummate the AR Packaging Acquisition pursuant to the AR Packaging Purchase Agreement) as a result of a failure of such representations and warranties to be true and correct.

(b)    No Specified Default. No Event of Default under subsections 9(a) or (f) of the Credit Agreement shall have occurred and be continuing on such date or after giving effect to the Credit Extensions requested to be made on such date.

(c)    Request for Credit Extension. The Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements set forth herein and in the Loan Documents.

(d)    AR Packaging Acquisition. The AR Packaging Acquisition shall have been, or shall be consummated substantially concurrently with the funding of the Incremental Euro Term Loans in accordance with the terms of the AR Packaging Purchase Agreement (without giving effect to any amendment, modification, waiver or consent thereunder that is materially adverse to the interests of the Lenders (in their capacities as such) and/or the Administrative Agent, either individually or in the aggregate).

(e)    Fees and Expenses. All of the fees and expenses payable on or prior to the funding date in respect of the Incremental Euro Term Facility and the 2021 Incremental Euro Tranche Increase shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

Section 8.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders, as of the Amendment Effective Date, as follows:

(a)    Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement or any other Loan Document is (except to the extent that it relates to a particular date, in which case it shall be true and correct as of such particular date) true and correct in all material respects (or in all respects if otherwise already qualified by materiality or Material Adverse Effect) on and as of the date hereof as if made on and as of the date hereof, provided that for purposes hereof, the representations and warranties contained in subsection 5.1(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsection 7.1(a) and (b) of the Credit Agreement, respectively.

(b)    No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment and the amendments contemplated hereby.

(c)    This Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes its legal, valid and binding obligation, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 9.    Miscellaneous.

(a)    Ratification and Confirmation of Loan Documents. Each of the Loan Parties hereby consents, acknowledges and agrees to the amendments and releases set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including, without limitation, with respect to each Guarantor, the continuation of its payment and performance obligations under the Guarantee and Collateral Agreement and, with respect to each Borrower and each Guarantor, the continuation and extension of the liens granted under the Security Documents), in each case after giving effect to the amendments contemplated hereby.

(b)    Fees and Expenses. The Company shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, in each case, as set forth in subsection 11.5(a) of the Credit Agreement.

(c)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d)    Governing Law; Jurisdiction; Waiver of Jury Trial; Etc; Severability. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of subsections 11.12, 11.15 and 11.17 of the Credit Agreement.

(e)    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the Loan Parties agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

(f)    Entire Agreement. This Amendment, together with the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with subsection 11.1 of the Credit Agreement. This Amendment is a Loan Document.

(g)    Enforceability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to subsection 11.6 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

The following parties have caused this Amendment to be executed as of the date first written above.

BORROWERS:

GRAPHIC PACKAGING INTERNATIONAL, LLC

By:	/s/ Stephen R. Scherger
Name:	Stephen R. Scherger
Title:	Executive Vice President and Chief Financial Officer

GRAPHIC PACKAGING INTERNATIONAL EUROPE HOLDINGS B.V.

By:	/s/ Stephen R. Scherger
Name:	Stephen R. Scherger
Title:	Director

GRAPHIC PACKAGING INTERNATIONAL LIMITED

By:	/s/ Stephen R. Scherger
Name:	Stephen R. Scherger
Title:	Executive Vice President, Chief Financial Officer and Director

GRAPHIC PACKAGING INTERNATIONAL JAPAN LTD.

By:	/s/ Michael P. Doss
Name:	Michael P. Doss
Title:	Director

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

OTHER LOAN PARTIES:

GRAPHIC PACKAGING INTERNATIONAL PARTNERS, LLC

By:	/s/ Stephen R. Scherger
Name:	Stephen R. Scherger
Title:	Executive Vice President and Chief Financial Officer

FIELD CONTAINER QUERETARO (USA), L.L.C.

By:	/s/ Stephen R. Scherger
Name:	Stephen R. Scherger
Title:	Executive Vice President and Chief Financial Officer

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

Acknowledged and Agreed as of the

date first set forth above:

GRAPHIC PACKAGING HOLDING COMPANY

By:	/s/ Michael P. Doss
Name:	Michael P. Doss
Title:	President and Chief Executive Officer

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Ronaldo Naval
	Name:	Ronaldo Naval
	Title:	Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Term Facility)

BANK OF AMERICA, N.A., as a Lender and Swing Line Euro Tranche Lender, 2021 Incremental Euro Tranche Increase Lender and Incremental Euro Term Facility Lender

By:	/s/ Erron Powers
	Name:	Erron Powers
	Title:	Director

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

COBANK, ACB, as a Lender

By:	/s/ Robert Prickett
Name:	Robert Prickett
Title:	Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender and Incremental Euro Term Facility Lender

By:	/s/ Jonathan James
Name:	Jonathan James
Title:	Senior Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

MIZUHO BANK, LTD., as a Lender, 2021 Incremental Euro Tranche Increase Lender and Incremental Euro Term Facility Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

PNC BANK, NATIONAL ASSOCIATION, as a Lender and Incremental Euro Term Facility Lender

By:	/s/ Bunny Dalbec
Name:	Bunny Dalbec
Title:	Senior Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

COŐPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender and Incremental Euro Term Facility Lender

By:	/s/ Michael LaHaie
Name:	Michael LaHaie
Title:	Managing Director

By:	/s/ Claire Laury
Name:	Claire Laury
Title:	Executive Director

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH, as a Lender and Incremental Euro Term Facility Lender

By:	/s/ Jun Ashley
Name:	Jun Ashley
Title:	Director

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

TD BANK, N.A., as a Lender and Incremental Euro Term Facility Lender

By:	/s/ Steve Levi
Name:	Steve Levi
Title:	Senior Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

TRUIST BANK, as a Lender and Incremental Euro Term Facility Lender

By:	/s/ Alex Harrison
Name:	Alex Harrison
Title:	Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and Incremental Euro Term Facility Lender

By:	/s/ Andrew Payne
Name:	Andrew Payne
Title:	Managing Director

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

BNP PARIBAS, as a Lender, 2021 Incremental Euro Tranche Increase Lender and Incremental Euro Term Facility Lender

By:	/s/ Rick Pace
Name:	Rick Pace
Title:	Managing Director

By:	/s/ Michael Lefkowitz
Name:	Michael Lefkowitz
Title:	Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender and Incremental Euro Term Facility Lender

By:	/s/ Neha Shah
Name:	Neha Shah
Title:	Duly Authorized Signatory

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

CITIZENS BANK, N.A., as a Lender and Incremental Euro Term Facility Lender

By:	/s/ Doug Kennedy
Name:	Doug Kennedy
Title:	Senior Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

GOLDMAN SACHS BANK USA, as a Lender and Incremental Euro Term Facility Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

JPMORGAN CHASE BANK, N.A., as a Lender and Incremental Euro Term Facility Lender

By:	/s/ James Shender
Name:	James Shender
Title:	Executive Director

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

REGIONS BANK, as a Lender

By:	/s/ Cheryl L. Shelhart
Name:	Cheryl L. Shelhart
Title:	Director

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

U.S. BANK NATIONAL ASSOCIATION, as a Lender and an Incremental Euro Term Facility Lender

By:	/s/ Marty McDonald
Name:	Marty McDonald
Title:	Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

AGCHOICE FARM CREDIT, ACA, on behalf of itself and its wholly-owned Subsidiaries, AgChoice Farm Credit, FLCA, and AgChoice Farm Credit, PCA, as a Voting Participant

By:	/s/ Joshua L. Larock
Name:	Joshua L. Larock
Title:	Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Pam Beatty
Name:	Pam Beatty
Title:	Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

AGFIRST FARM CREDIT BANK, as a Voting Participant

By:	/s/ Matthew H. Jeffords
Name:	Matthew H. Jeffords
Title:	Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

AMERICAN AGCREDIT, FLCA, as a Voting Participant

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

COMPEER FINANCIAL, FLCA, as a Voting Participant

By:	/s/ Corey J. Waldinger
Name:	Corey J. Waldinger
Title:	Managing Director, Capital Markets

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

FARM CREDIT BANK OF TEXAS, as a Voting Participant

By:	/s/ Evelin Herrera
Name:	Evelin Herrera
Title:	Director

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

FARM CREDIT EAST, ACA, as a Voting Participant

By:	/s/ Justin A. Brown
Name:	Justin A. Brown
Title:	Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:	/s/ Courtney Vance
Name:	Courtney Vance
Title:	Credit Officer, Food & Agribusiness

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

FARM CREDIT OF NEW MEXICO, FLCA, a wholly owned subsidiary of Farm Credit of New Mexico, ACA, as a Voting Participant

By:	/s/ Mitch Selkins
Name:	Mitch Selkins
Title:	Director, Corporate Agribusiness Lending

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant

By:	/s/ Nicholas King
Name:	Nicholas King
Title:	Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

FARM CREDIT WEST, FLCA, as a Voting Participant

By:	/s/ Robert Stornetta
Name:	Robert Stornetta
Title:	Senior Vice President, Capital Markets

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Shane Prichard
Name:	Shane Prichard
Title:	Vice President, Capital Markets

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Jeremy A. Roewe
Name:	Jeremy A. Roewe
Title:	Vice President

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

YOSEMITE LAND BANK, FLCA, as a Voting Participant

By:	/s/ Steven M. Mizuno
Name:	Steven M. Mizuno
Title:	Senior Vice President, Credit Administration

Graphic Packaging International, LLC

Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated

Guarantee and Collateral Agreement and Incremental Facility Amendment

(Incremental Euro Tranche Increase and Incremental Euro Term Facility)

Schedule I

Revolving Euro Tranche Commitments and Applicable Percentages

Lender	Existing Revolving Euro Tranche Commitments	2021 Incremental Euro Tranche Increase Commitment	Revolving Euro Tranche Commitments	Applicable Percentage
Coöperatieve Rabobank U.A., New York Branch	€47,500,000.00	€5,000,000.00	€52,500,000.00	30.882352941%
Bank of America, N.A.	€37,500,000.00	€14,000,000.00	€51,500,000.00	30.294117647%
BNP Paribas	€35,000,000.00	€3,500,000.00	€38,500,000.00	22.647058824%
Mizuho Bank, Ltd.	€25,000,000.00	€2,500,000.00	€27,500,000.00	16.176470588%

Total:	€145,000,000.00	€25,000,000.00	€170,000,000.00	100.000000000%

Incremental Euro Term Loan Commitments and Applicable Percentages

Incremental Euro Term Facility Lender	Incremental Euro Term Loan Commitment	Applicable Percentage
Bank of America, N.A.	€28,000,000.00	13.333333333%
Fifth Third Bank, National Association	€14,000,000.00	6.666666667%
Mizuho Bank, Ltd.	€14,000,000.00	6.666666667%
PNC Bank, National Association	€14,000,000.00	6.666666667%
Coöperatieve Rabobank U.A., New York Branch	€14,000,000.00	6.666666667%
Sumitomo Mitsui Banking Corporation, New York Branch	€14,000,000.00	6.666666667%
TD Bank, N.A.	€14,000,000.00	6.666666667%
Truist Bank	€14,000,000.00	6.666666667%
Wells Fargo Bank, National Association	€14,000,000.00	6.666666667%
BNP Paribas	€10,000,000.00	4.761904762%
Capital One, National Association	€10,000,000.00	4.761904762%
Citizens Bank, N.A.	€10,000,000.00	4.761904762%
Goldman Sachs Bank USA	€10,000,000.00	4.761904762%
JPMorgan Chase Bank, N.A.	€10,000,000.00	4.761904762%
Regions Bank	€10,000,000.00	4.761904762%
U.S. Bank National Association	€10,000,000.00	4.761904762%

Total:	€210,000,000.00	100.000000000%